BLACKROCK FUNDS

STRATEGIC PORTFOLIO I

SEMI-ANNUAL REPORT TO SHAREHOLDERS

MARCH 31, 2002 (UNAUDITED)

                         BLACKROCK STRATEGIC PORTFOLIO I

TOTAL NET ASSETS (3/31/02):          $32.0 million

PERFORMANCE BENCHMARK:               Lehman Brothers Aggregate Index

INVESTMENT APPROACH:                 Seeks to maximize total return through
                                     the investment in a portfolio of investment grade fixed income securities of foreign and U.S. issuers denominated in foreign currencies, baskets of foreign currencies and the U.S. dollar.

 RECENT PORTFOLIO MANAGEMENT ACTIVITY:

o Over the period, increasing evidence that a strong economic recovery was underway led global bond markets to anticipate an increase in short-term interest rates by central banks in the European and Dollar Bloc countries. Major yield curves throughout the world, including those in the European and Dollar Bloc regions, flattened in anticipation of global growth, as the rates of short-term maturities priced in these expected rate increases and rose much more rapidly than those at the long-end of the curve. As the period progressed, government bond markets lagged other fixed income investments such as corporates.

o The Portfolio decreased its allocation to Canada over the period. This benefited performance, as Canada underperformed within the Dollar Bloc.

o Towards the end of the period, both the Reserve Bank of New Zealand and the Swedish Riksbank raised short-term interest rates. We increased our position in New Zealand over the latter half of the period, as we believe valuations became more attractive.

o Japan continues to suffer from structural and political woes and is believed to be at or near an economic bottom. The Yen declined nearly 10% over the period, benefiting Japan's competitive position and helping it outperform U.S. Treasuries in the first quarter of 2002.

o European and U.K. governments both underperformed U.S. Treasuries over the latter half of the period. However, we look to increase our allocations to European bonds, as we believe that the ECB (European Central Bank) will be less aggressive than the Federal Reserve in raising rates, since they were less inclined to cut them. The Portfolio currently maintains no exposure to the U.K.

Although the portfolio holdings and sectors listed above were current as of the end of the semi-annual period ended March 31, 2002, the Portfolio is actively managed and the composition will vary.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                  STRATEGIC PORTFOLIO I AND THE LEHMAN BROTHERS
            AGGREGATE INDEX FROM INCEPTION AND AT EACH QUARTER END.

                               [GRAPHICS OMITTED]

--------------------------------------------------------------------------------
                     Strategic Portfolio I          Lehman Aggregate Index
      10/6/97               $10,000                        $10,000
       Dec-97                10,141                         10,101
       Mar-98                10,303                         10,135
       Jun-98                10,516                         10,221
       Sep-98                11,084                         10,461
       Dec-98                11,136                         10,492
       Mar-99                11,131                         10,550
       Jun-99                11,163                         10,516
       Sep-99                11,289                         10,638
       Dec-99                11,348                         10,667
       Mar-00                11,477                         10,902
       Jun-00                11,671                         11,129
       Sep-00                11,849                         11,199
       Dec-00                12,839                         11,670
       Mar-01                13,266                         12,024
       Jun-01                13,104                         12,092
       Sep-01                13,687                         12,649
       Dec-01                13,981                         12,655
       Mar-02                14,016                         12,667

                            Performance as of 3/31/02

--------------------------------------------------------------------------------

                  STRATEGIC PORTFOLIO I - AVERAGE ANNUAL RETURN

               1 Yr                      3 Yr                   From Inception
               5.65%                     9.17%                       8.61%

--------------------------------------------------------------------------------

              PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
SCHEDULE OF INVESTMENTS
MARCH 31, 2002 (UNAUDITED)


--------------------------------------------------------------------------------------------------------------------------
     PRINCIPAL/SHARE(b)
     AMOUNT
      (000)                   DESCRIPTION                  MATURITY                                              VALUE
--------------------------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AGENCY OBLIGATION                         33.3%
                              Freddie Mac
                                   5.25%
     $11,500                  (COST $10,844,532)           1/15/06                                            $10,122,333
                                                                                                              -----------
                              FOREIGN BONDS                                             52.7%
                              CANADA                8.3%
                              Government of Canada
      2,000                        6.00%                   06/01/11                                             1,272,698
                              Ontario (Province of)
      2,000                        6.10%                   11/19/10                                             1,261,104
                                                                                                              -----------
                              TOTAL                                                                             2,533,802
                                                                                                              -----------
                              NEW ZEALAND          44.4%
                              Inter-American Development Bank
     14,500                        5.75%                   04/15/04                                             6,269,763
                              New Zealand Government
     17,500                        6.00%                   11/15/11                                             7,229,673
                                                                                                              -----------
                              TOTAL                                                                            13,499,436
                                                                                                              -----------
                              TOTAL FOREIGN BONDS
                              (COST $15,535,145)                                                               16,033,238
                                                                                                              -----------
                              SHORT TERM INVESTMENTS                                    14.0%
                              Federal home Loan Bank Discount Notes
      2,700                        1.64%                   4/1/02                                               2,700,000
      1,553                   Galileo Money Market Fund                                                         1,553,249
                                                                                                              -----------
                              TOTAL SHORT TERM INVESTMENTS
                              (COST $4,253,249)                                                                 4,253,249
                                                                                                              -----------
                              TOTAL INVESTMENTS IN SECURITIES                          100.0%
                              (COST $30,632,926(a))                                                           $30,408,820
                                                                                                              ===========

                              ---------------------------
                              (a) Cost for Federal Income tax purposes is $30,642,503.  The gross unrealized appreciation (depreciation) on a tax basis is as follows:
                              Gross unrealized appreciation                                                   $   619,686
                              Gross unrealized depreciation                                                      (853,369)
                                                                                                              -----------
                                                                                                                ($233,683)
                                                                                                              ===========
                              (b) In local currency

                 See Accompanying Notes to Financial Statements

                                 BLACKROCK FUNDS

                       STATEMENT OF ASSETS AND LIABILITIES
                         BLACKROCK STRATEGIC PORTFOLIO I

MARCH 31,2002 (UNAUDITED)
ASSETS
     Investments at value (Cost $30,632,926)                                $30,408,820
     Cash denominated in foreign currencies (Cost $1,240,711)                 1,228,535
     Interest receivable                                                        507,508
     Net unrealized appreciation on forward foreign currency contracts          347,316
     Prepaid expenses                                                               625
                                                                            -----------
           TOTAL ASSETS                                                      32,492,804
                                                                            -----------

LIABILITIES
     Distributions payable                                                      126,325
     Administrative fees payable                                                  3,902
     Transfer agent fees payable                                                  2,462
     Other accrued expenses payable                                              27,547
     Net unrealized depreciation on forward foreign currency contracts          356,803
                                                                            -----------
           TOTAL LIABILITIES                                                    517,039
                                                                            -----------

NET ASSETS (Applicable to 3,771,035 Institutional
                     shares outstanding)                                    $31,975,765
                                                                            ===========



NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
     INSTITUTIONAL SHARE ($31,975,765 / 3,771,035)                                $8.48
                                                                            ===========

                 See Accompanying Notes to Financial Statements

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------


                                                                             For the Six Months
                                                                                Ended 3/31/02
                                                                             ------------------

Investment Income:
     Interest                                                                    $   965,862
                                                                                 -----------
Expenses:
     Investment advisory fee                                                          31,827
     Administration fee                                                               36,600
     Custodian fee                                                                    19,904
     Transfer agent fee                                                                4,972
     Legal and audit                                                                     591
     Registration fees and expenses                                                      428
     Trustees' fees and officer's salary                                                  89
     Other                                                                               158
                                                                                 -----------
                                                                                      94,569
Less fees waived                                                                     (53,194)
                                                                                 -----------
        Total operating expenses                                                      41,375
                                                                                 -----------
Interest expense                                                                     192,374
                                                                                 -----------
        Total expenses                                                               233,749
                                                                                 -----------
Net investment income                                                                732,113
                                                                                 -----------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
   Net realized gain (loss) from:
     Investment transactions                                                         (22,452)
     Futures                                                                         512,117
     Foreign currency and forward foreign currency transactions                      894,145
                                                                                 -----------
                                                                                   1,383,810
                                                                                 -----------
Change in unrealized appreciation (depreciation) from:
     Investments                                                                    (348,958)
     Futures                                                                           4,577
     Foreign currency and forward foreign currency transactions                   (1,026,042)
                                                                                 -----------
                                                                                  (1,370,423)
                                                                                 -----------

Net gain on investments, futures, and foreign currency transactions                   13,387
                                                                                 -----------

Net increase in net assets resulting from operations                             $   745,500
                                                                                 ===========

--------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               For the Six Months       For the
                                                                                      Ended            Year Ended
Increase (decrease) in net assets:                                                  3/31/02             9/30/01
                                                                               -------------------  ---------------
                                                                                  (Unaudited)
Operations:

     Net investment income                                                         $   732,113        $ 1,817,260

     Net realized gain on investments, futures contracts and foreign currency
           related transactions                                                      1,383,810          1,535,565

     Net unrealized gain (loss) on investments, futures contracts and foreign
           currency related transactions                                            (1,370,423)         1,167,605
                                                                                   -----------        -----------

     Net increase in net assets resulting from operations                              745,500          4,520,430
                                                                                   -----------        -----------

Distributions to shareholders from:
     Net investment income                                                          (3,257,886)        (2,250,401)
     Net realized gains                                                                     --           (269,907)
                                                                                   -----------        -----------

                                                                                    (3,257,886)        (2,520,308)
                                                                                   -----------        -----------

Capital share transactions:
     Shares sold                                                                            --          1,478,715
     Shares issued in reinvestment
           of dividends                                                              3,262,306          2,441,918
     Shares redeemed                                                                (2,071,560)        (1,990,240)
                                                                                   -----------        -----------

                                                                                     1,190,746          1,930,393
                                                                                   -----------        -----------

     Total increase (decrease) in net assets                                        (1,321,640)         3,930,515
                                                                                   -----------        -----------

Net Assets:

   Beginning of period                                                              33,297,405         29,366,890
                                                                                   -----------        -----------

   End of period                                                                   $31,975,765        $33,297,405
                                                                                   ===========        ===========

--------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:                  For the Six                                        For the Period
                                                                   Months       For the    For the      For the       10/6/97(a)
                                                               Ended 3/31/02  Year Ended  Year Ended   Year Ended      through
                                                                (Unaudited)     9/30/01    9/30/00      9/30/99        9/30/98
                                                               -------------  ----------  ---------    ----------  --------------
PER SHARE OPERATING
     PERFORMANCE:

Net asset value, beginning of period                               $9.20         $8.63       $8.51       $10.46         $10.00
                                                                 -------       -------     -------       ------        -------
     Net investment income                                          0.68          0.72        0.57         0.43           0.51
     Net realized and unrealized gain (loss) on investments        (0.46)         0.58        0.12        (0.28)          0.53
                                                                 -------       -------     -------       ------        -------
         Net increase from investment operations                    0.22          1.30        0.69         0.15           1.04
                                                                 -------       -------     -------       ------        -------
     Distributions from net investment income                      (0.94)        (0.65)      (0.57)       (0.43)         (0.58)
     Distributions from net realized gains                            --         (0.08)         --        (1.67)            --
                                                                 -------       -------     -------       ------        -------
          Total distributions                                      (0.94)        (0.73)      (0.57)       (2.10)         (0.58)
                                                                 -------       -------     -------       ------        -------
     Net asset value, end of period                                $8.48         $9.20       $8.63        $8.51         $10.46
                                                                 =======       =======     =======       ======        =======
TOTAL  RETURN                                                      2.40%        15.51%       8.46%        1.86%         10.84%

RATIOS / SUPPLEMENTAL DATA

Net assets, end of period (in thousands)                         $31,976       $33,297     $29,367       $7,214        $31,654

Ratio of expenses to average net assets                            1.47%(b)      0.27%       0.26%        0.31%          0.26%(b)
Ratio of expenses to average net assets (excluding
  interest expense)                                                0.26%(b)      0.26%       0.26%        0.26%          0.26%(b)

Ratio of expenses to average net assets (excluding waivers)        1.80%(b)      0.60%       0.68%        0.68%          0.60%(b)

Ratio of net investment income to average net assets               4.60%(b)      5.82%       6.67%        4.94%          5.39%(b)
Ratio of net investment income to average net assets               4.27%(b)      5.49%       6.25%        4.57%          5.05%(b)
(excluding waivers)

Portfolio turnover                                                   74%          189%        324%          78%           164%

------------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Annualized.


                 See Accompanying Notes to Financial Statements

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
-------------------------------------------------------------------------


     BlackRock FundsSM (the "Fund") was organized on December 22, 1988 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has 43 investment portfolios. These financial statements relate to the Fund's Strategic Portfolio I (the "Portfolio"). The Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001.

(A)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of management estimates. Actual results could differ from the estimates.

     SECURITY VALUATION: Portfolio securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. Portfolio securities, which are primarily traded on foreign securities exchanges, are normally valued at the preceding closing values for such securities on their respective exchanges. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices or on the basis of quotations provided by a pricing service or dealer which uses information with respect to transactions on bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value. Discounts and premiums on debt securities are amortized for book and tax purposes using the effective yield-to-maturity method over the term of the instrument. Securities for which market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the Fund's Board of Trustees. As of March 31, 2002, there were no securities valued in accordance with such fair value procedures.

     DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income are declared by the Portfolio each day on "settled" shares (i.e. shares for which the Portfolio has received payment) and are paid monthly. Net realized capital gains, if any, are distributed at least annually. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences between generally accepted accounting principles and tax accounting principles related to the character of income and expense recognition.

     FEDERAL TAXES: No provision is made for federal taxes as its the Fund's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under subchapter M of the Internal Revenue Code of 1986, as amended,

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)
--------------------------------------------------------------------------------

and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes. Short-term capital gain distributions that are reported in the Statement of Changes in Net Assets are reported as ordinary income for federal tax purposes.

     FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The Portfolio isolates that portion of gains and losses on investment securities, which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

     The Portfolio reports certain foreign currency related transactions as components of realized and unrealized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

     FORWARD FOREIGN CURRENCY CONTRACTS: The Portfolio enters into forward foreign currency contracts as a hedge against either specific transactions or portfolio positions. These contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. Such contracts, which protect the value of the Portfolio's investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)
--------------------------------------------------------------------------------

     The aggregate principal amounts of the contracts are not recorded as the Portfolio intends to settle the contracts prior to delivery. Under the terms of foreign currency contracts open at March 31, 2002, the Portfolio is obligated to deliver or receive currency in exchange for U.S. dollars as indicated below:

                                                                                 Unrealized
                                                                   Value At        Foreign
Settlement     Currency           Currency            Contract     March 31,       Exchange
  Date          Amount              Sold               Amount        2002         Gain/(loss)
---------------------------------------------------------------------------------------------
02/21/02        4,069,000      Canadian Dollar     $ 2,551,897    $ 2,551,769          $128
04/08/02    1,040,600,000      Japanese Yen          8,196,394      7,849,206       347,188
05/15/02       31,785,300      New Zealand Dollar   13,591,394     13,941,687      (350,293)
                                                   -----------    -----------     ---------
                                                   $24,339,685    $24,342,662     $  (2,977)
                                                   ===========    ===========     =========


                                                                                  Unrealized
                                                                    Value At        Foreign
Settlement     Currency           Currency           Contract       March 31,      Exchange
  Date          Amount             Bought             Amount          2002           Loss
---------------------------------------------------------------------------------------------
05/22/02          577,889      European Currency   $508,542        $502,032       $(6,510)
                               Unit

     SECURITY TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of specific identification method for both financial reporting and federal income purposes. Interest income is recorded on the accrual basis and the Fund accretes premium or amortizes discount on securities purchased using the interest method.

     CHANGE IN ACCOUNTING PRINCIPLE: In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide") was issued, and is effective for fiscal years beginning after December 15, 2000. The Guide requires the Portfolio to classify gains and losses on mortgage and asset-backed securities presently included in realized gains and losses, as part of interest income. Adopting this accounting principle will not effect the Portfolio's net asset value, but will change the classification of certain amounts between interest income and unrealized gain/loss in the Statement of Operations. The Portfolio expects that the impact of the adoption of this principle will not be material to the financial statements.

     FUTURES TRANSACTIONS: The Portfolio invests in financial futures contracts solely for the purposes of hedging its existing portfolio securities, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The Portfolio invests in futures contracts and options on futures contracts to commit funds awaiting investments in stocks or to maintain cash liquidity or for other hedging

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)
--------------------------------------------------------------------------------

purposes. These futures contracts obligate a portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. Upon entering into a futures contract, the Portfolio is required to deposit cash or pledge U.S. Government securities of an initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Portfolio could lose more than the original margin deposit required to initiate a futures transaction. There were no futures contracts held by the Portfolio at March 31, 2002.

     OPTION SELLING/PURCHASING: The Portfolio may invest in financial options contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio sells or purchases an option an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options, which expire, unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or loss on investment transactions. The Portfolio as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no options held by the Portfolio at March 31, 2002.

     OTHER: Some countries in which the Portfolio invests require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for the other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

     The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolio may be inhibited.

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)
--------------------------------------------------------------------------------

(B)  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Pursuant to an Investment Advisory Agreement, BlackRock Advisors, Inc. ("BlackRock"), a wholly-owned subsidiary of BlackRock, Inc., serves as investment adviser to the Portfolio. For its advisory services, BlackRock, is entitled to receive fees, computed daily and paid monthly, at the annual rate of 0.20% of the Portfolio's average daily net assets.

     BlackRock may, at its discretion, waive all or any portion of its advisory fee for the Portfolio and may reimburse the Portfolio for certain operating expenses. For the six months ended March 31, 2002, advisory fees and waiver for the Portfolio were as follows:

                       GROSS                                     NET
                     ADVISORY                                 ADVISORY
                        FEE                  WAIVER              FEE
                     --------               -------           --------
                     $31,827                $24,827            $7,000

     PFPC Inc. ("PFPC"), an indirect subsidiary of The PNC Financial Services Group, Inc. and BlackRock act as co-administrators for the Fund. For theses services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Portfolio, at the following annual rates: 0.085% of the first $500 million, 0.075% of the next $500 million and 0.065% of assets in excess of $1 billion. In addition, the Portfolio is charged an administration fee based on the following percentage of average daily net assets of the Portfolio: 0.145% of the first $500 million, 0.135% of the next $500 million and 0.125% of assets in excess of $1 billion.

     PFPC and BlackRock may, at their discretion, waive all or any portion of their administration fees for the Portfolio. For the six months ended March 31, 2002, administration fees and waivers for the Portfolio were as follows:

                    GROSS                                            NET
               ADMINISTRATION                                  ADMINISTRATION
                    FEE                  WAIVER                      FEE
               --------------           -------                --------------
                  $36,600               $28,367                    $8,233

     In addition, PFPC Trust Co., an indirect subsidiary of The PNC Financial Services Group, Inc., serves as custodian for the Portfolio. PFPC Inc. serves as transfer and dividend disbursing agent.

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
(UNAUDITED)
--------------------------------------------------------------------------------

(C)  PORTFOLIO SECURITIES

     Purchases and sales of investment securities, other than short-term investments and government securities, for the six months ended March 31, 2002 were $27,136,075 and $24,452,544 respectively. For the six months ended March 31, 2002, there were no purchases or sales of government securities.

(D)  CAPITAL SHARES

Transactions in capital shares were as follows:
                                                 For the          For the
                                               Six Months          Year
                                                  Ended            Ended
                                                 3/31/02          9/30/01
                                               ----------        --------
Shares sold ............................                0        162,319
Shares issued in reinvestment
of dividends ...........................          378,084        271,422
Shares redeemed ........................         (224,438)      (217,989)
                                                 --------       --------
Net increase ...........................          153,646        215,752
                                                 ========       ========

As of March 31, 2002, three shareholders held approximately 67% of the outstanding shares of the portfolio.

(E) AT MARCH 31, 2002, NET ASSETS CONSISTED OF:

Capital paid-in .........................................      $32,360,119

Undistributed (accumulated) net investment income (loss)          (276,148)

Accumulated net realized gain on investment transactions,
futures contracts and foreign exchange contracts ........          123,663

Net unrealized depreciation on investment transactions,
futures contracts and foreign exchange contracts ........         (231,869)
                                                               -----------
                                                               $31,975,765
                                                               ===========

--------------------------------------------------------------------------------

At September 30, 2001, capital loss carryovers available to offset possible future realized capital gains for the Portfolio were $276,180 that expires in the year 2009. At September 30, 2001, deferred post-October capital losses for the Portfolio were $46,713.

INVESTMENT ADVISER                          CO-ADMINISTRATOR AND TRANSFER AGENT
BlackRock Advisors, Inc.                    PFPC Inc.
Wilmington, Delaware 19809                  Wilmington, Delaware 19809

CUSTODIAN                                   DISTRIBUTOR
PFPC Trust Co.                              BlackRock Distributors, Inc.
Philadelphia, Pennsylvania 19153            King of Prussia, Pennsylvania 19406

                                            CO-ADMINISTRATOR
                                            BlackRock Advisors, Inc.
                                            Wilmington, Delaware 19809

                                            COUNSEL
                                            Simpson, Thatcher & Bartlett
                                            New York, New York 10017
                                            (A partnership which includes
                                            professional corporations)

                                            INDEPENDENT ACCOUNTANTS
                                            PricewaterhouseCoopers LLP
                                            Philadelphia, Pennsylvania 19103



This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

The BlackRock Funds
103 Bellevue Parkway
Wilmington, DE 19809

--------------------------------------------------------------------------------

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------